UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2023

Apartment Investment and Management Company

(Exact name of Registrant as Specified in Its Charter)

Maryland	1-13232	84-1259577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4582 South Ulster Street Suite 1450
Denver, Colorado		80237
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 303 224-7900

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (Apartment Investment and Management Company)	AIV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 27, 2023, Apartment Investment and Management Company (the “Company”) announced that Robert A. Miller will not be standing for re-election at the Company's 2023 Annual Meeting and will retire from the Board of Directors (the “Board”) upon expiration of his term at the conclusion of the 2023 Annual Meeting. Mr. Miller’s decision was not the result of any dispute or disagreement with the Company or the Board on any matter relating to the Company’s operations, policies, or practices. The Company greatly appreciates Mr. Miller’s long and dedicated service as a director and wishes him the best in his future endeavors.

The Company also announced the appointment of Sherry L. Rexroad to its Board effective immediately. The Company has appointed Ms. Rexroad to the Board’s (i) Audit Committee, (ii) Compensation and Human Resources Committee, (iii) Nominating, Environmental, Social, and Governance Committee, and (iv) Investment Committee.

Ms. Rexroad will participate in all director compensation and benefit programs in which the Company’s other non-employee directors participate, including an annual fee of $200,000, payable up to 50% in the form of a cash retainer with the remainder in equity. Upon joining the Board, Ms. Rexroad will receive a pro rata portion of the annual fee.

There are currently no agreements, arrangements, or understandings between Ms. Rexroad and any other person pursuant to which Ms. Rexroad was appointed to serve as a director of the Board. There are currently no transactions in which Ms. Rexroad has an interest requiring disclosure under Item 404(a) of Regulation S-K as promulgated under the Securities Exchange Act of 1934, as amended.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing Ms. Rexroad’s appointment to the Board is attached as Exhibit 99.1 hereto.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press release dated March 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APARTMENT INVESTMENT MANAGEMENT COMPANY

Date:	March 27, 2023	By:	/S/ H. Lynn C. Stanfield
H. Lynn C. Stanfield, Executive Vice President and Chief Financial Officer